UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2024

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	File Number:	Identification No.)

1451 Route 34, Suite 303

Farmingdale, NJ 07727

(Address of principal executive offices, including zip code)

877.870.7005

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 1.01.	Entry into a Material Definitive Agreement.

On August 9, 2024, Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), entered into (i) an At Market Issuance Sales Agreement (the “BTIG Sales Agreement”) with BTIG, LLC (“BTIG”) to add BTIG as a sales agent in the Company’s existing at-the-market offering (the “ATM Program”) of the Company’s common stock, par value $0.01 per share (“Common Stock”); (ii) an amendment (the “JMP Amendment”) to its existing At Market Issuance Sales Agreement with Citizens JMP Securities, LLC (formerly known as JMP Securities LLC (“JMP”), dated August 31, 2018, as amended by Amendment No. 1, dated August 25, 2021 and Amendment No. 2, dated November 4, 2022 (the “JMP Sales Agreement”); and (iii) an amendment (the “B. Riley Amendment” and together with the JMP Amendment, the “Sales Agreement Amendments”) to its existing At Market Issuance Sales Agreement with B. Riley Securities, Inc. (“B. Riley,” and together with JMP and BTIG, the “Sales Agents”), dated August 31, 2018, as amended by Amendment No. 1, dated August 25, 2021 and Amendment No. 2, dated November 4, 2022 (the “B. Riley Sales Agreement” and together with the JMP Sales Agreement and the BTIG Sales Agreement, the “Sales Agreements”).

Pursuant to the Sales Agreements, the Company and the Sales Agents have increased the aggregate public offering price of the shares of Common Stock (the “Shares”) the Company may issue and sell in the ATM Program from $100.0 million to $150.0 million, of which approximately $95,224,253 had been sold prior to the date hereof.

    The Shares may be offered and sold in the ATM Program through each Sales Agent, acting separately, in transactions that are deemed to be “at the market offerings,” as defined in Rule 415(a) under the Securities Act of 1933, as amended, including without limitation sales made directly on The New York Stock Exchange, on any other existing trading market for the Shares or to or through a market maker or by any other method permitted by law, including in privately negotiated transactions.

The Shares are being offered pursuant to a prospectus, dated August 6, 2021, as supplemented by a prospectus supplement, dated August 25, 2021, as further supplemented by a supplement, dated November 4, 2022, and a supplement, dated as of August 9, 2024, all of which form a part of the Company’s registration statement on Form S-3 (File No. 333-251078).

In connection with the foregoing, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of Venable LLP, its Maryland counsel, with respect to the legality of the Shares to be sold pursuant to the Sales Agreements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	At Market Issuance Sales Agreement, dated August 9, 2024, by and among Cherry Hill Mortgage Investment Corporation and BTIG, LLC
1.2	Amendment No. 3 to At Market Issuance Sales Agreement, dated August 9, 2024, by and among Cherry Hill Mortgage Investment Corporation and Citizens JMP Securities, LLC
1.3	Amendment No. 3 to At Market Issuance Sales Agreement, dated August 9, 2024, by and among Cherry Hill Mortgage Investment Corporation and B. Riley Securities, Inc.
5.1	Opinion of Venable LLP, Maryland counsel to the Company
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

By:	/s/ Michael Hutchby
Name: Michael Hutchby
Title: Chief Financial Officer

Date: August 9, 2024